UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2006

QUIDEL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10165 McKellar Court
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                    (858) 552-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

In connection with Quidel Corporation’s (the “Company’s”) announcement on September 18, 2006, of its receipt of FDA clearance for its new rapid test for the detection of respiratory syncytial virus (“RSV”), the QuickVue® RSV test, and interest surrounding RSV infections, the Company is providing the following new and updated information.  Upon additional review, which revealed statistical variation, and based on the sources footnoted below, it appears that in the United States RSV is estimated to be responsible for approximately 73,400 to 126,300 hospitalizations per year for bronchiolitis and pneumonia alone among children younger than one year of age.(1)  In addition, data appears to show that among children hospitalized with RSV infection, the mortality rate is estimated to be approximately 0.3% to 1.0%(1)(2)(3)(4) of hospitalized children and in the range of 2.5% to 4.0% for hospitalized children with underlying cardiac or pulmonary disease.(1)(2)(5)

The information in this current report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The information in this current report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

1                     Collins P, Chanock R, Murphy B.  Fields Virology. Fourth Edition. Volume 1.  Chapter 45 – Respiratory Syncytial Virus.  Lippincot Williams and Wilkins. (2001).

2                     Navas L, Wang E et al.  Improved outcome of respiratory syncytial virus infection in a high-risk hospitalized population of Canadian children.  Pediatric Investigators Collaborative Network on Infections in Canada.   J Pediatr. 1992 Sep; 121(3) 348-54.

3                     American Academy of Pediatrics. http://www.aap.org/pubed/ZZZSO05MASD.htm?&sub_cat=107.

4                     Purcell P, Fergie J. Effect of an educational program on the treatment of RSV lower respiratory tract infection. Am J Health-Syst Pharm. 2003; 60(8):759-767.  http://www.medscape.com/viewarticle/452573.

5                     Moler FW et al. Respiratory syncytial virus morbidity and mortality estimates in congenital heart disease patients:  a recent experience.  Crit Care Med.  1992 Oct; 20(10):1406-13.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 25, 2006

QUIDEL CORPORATION
By:	/s/ Robert J. Bujarski
Name:	Robert J. Bujarski
Its:	Vice President and General Counsel